UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2006

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

            Federal                    000-50962           59-3764686
            --------                   ---------           ----------
  (State or Other Jurisdiction        (Commission       (I.R.S. Employer
        of Incorporation)             File Number)      Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 ---------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     On July 17, 2006, Atlantic Coast Federal Corporation announced that the Company will change the name of its banking unit to Atlantic Coast Bank from Atlantic Coast Federal. While the change in no way affects the operations of the bank, its customers, or its service, the new name better reflects the bank's current breadth of products, expanded capabilities, and focus on business development, especially in growing coastal markets like Jacksonville. The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d) Exhibits.

           99.1  Press Release dated July 17, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ATLANTIC COAST FEDERAL CORPORATION


Date:  July 17, 2006              By: /s/  Robert J. Larison, Jr.
                                      --------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
-------          -------------------------
 99.1            Copy of press release issued by the Company on July 17, 2006.